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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





         Date of Report (Date of earliest event reported): APRIL 9, 2002





                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)





                 TEXAS                       333-88577                             74-2684967
     (State or other jurisdiction           (Commission                         (I.R.S. Employer
           of incorporation)               File Number)                        Identification No.)



                 1111 SOUTH 103RD STREET                                              68124
                        OMAHA, NE                                                  (Zip Code)
         (Address of principal executive offices)




                                 (402) 398-7700
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         Northern Border Pipeline Company is filing a copy of its press release dated April 9, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1 -- Northern Border Pipeline Company press release dated
                         April 9, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Northern Border Pipeline Company
                                     (A Texas General Partnership)
                                     By: Northern Plains Natural
                                         Gas Company, Operator


Dated: April 10, 2002                By: /s/ JERRY L. PETERS
                                         ---------------------------------------
                                         Jerry L. Peters
                                         Vice President, Finance and Treasurer







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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Pipeline Company Press Release dated April 9,
                2002.